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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                  June 6, 1996


                                 DESIGNS, INC.
                                 -------------

             (Exact Name of registrant as specified in its charter)


        Delaware                  0-15898                04-2623104
(State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)           File Number)        Identification No.)


      66 B Street, Needham, Massachusetts                       02194
    (Address of principal executive offices)                  (Zip Code)


                                 (617) 444-7222
              (Registrant's telephone number, including area code)


Item 5.   Other Events

     As previously announced, Designs, Inc. (the "Company") entered into a Credit Agreement dated as of November 17, 1994 (the "Credit Agreement") among the Company, BayBank Boston, N.A. ("BayBank") and State Street Bank and Trust Company ("State Street"). On May 8, 1996, the Company, BayBank and State Street entered into an Amendment (the "Amendment") to the Credit Agreement, as amended. A copy of the Amendment is attached as Exhibit 10.1 hereto.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DESIGNS, INC.



Date:  June 6, 1996           By: /s/ Joel H. Reichman
                                  -------------------------------
                                  Joel H. Reichman, President and
                                   Chief Executive Officer



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                               Index to Exhibits
                               -----------------




Exhibit No.                        Description
- -----------                        -----------


  10.1 Amendment dated as of May 8, 1996 to the Credit Agreement, as amended, among Designs, Inc., BayBank Boston, N.A. and State Street Bank and Trust Company dated as of November 17, 1994.